SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                        ---------------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

Date of Report:  February 4, 1999              Date of earliest event reported:
                                                              February 4, 1999

                       Commission file number 33-31706-01
                                              -----------



                               ACG HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)

               Delaware                                   62-1395968
        (State of incorporation)         (I.R.S. employer identification number)


                               100 Winners Circle
                           Brentwood, Tennessee 37027
                                 (615) 377-0377
  (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)


                          AMERICAN COLOR GRAPHICS, INC.
             (Exact name of registrant as specified in its charter)

           New York                                       62-1003976
   (State of incorporation)              (I.R.S. employer identification number)

                               100 Winners Circle
                           Brentwood, Tennessee 37027
                                 (615) 377-0377
  (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)




                                 Not applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)



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Item 5.  Other Events

                  ACG Holdings, Inc. and American Color Graphics, Inc. today announced net income of $3.6 million for the three months ended December 31, 1998 compared to a net loss of $2.3 million for the same period in 1997. EBITDA for the three months ended December 31, 1998 was approximately $22 million compared to $17.5 million for the same period in 1997. The Print division's EBITDA was approximately $19.5 million ($15.3 million for the 1997 period), American Color's EBITDA was approximately $3.4 million ($3.2 million for the 1997 period) and the EBITDA for other operations was approximately $(0.9) million ($(1.0) million for the 1997 period). EBITDA consists of earnings before net interest expense, income tax expense or benefit, depreciation, amortization and other income and expense.

                  ACG Holdings, Inc., through the printing division of American Color Graphics, Inc., is one of the nation's largest suppliers of commercial heatset offset and flexographic printing. The company's ten production facilities print and distribute products such as weekly retail advertising inserts, comics and other publications for many of the country's leading retailers and major newspapers.

                  American Color, the digital imaging and prepress division of American Color Graphics, Inc., is one of the country's largest prepress service organizations with 12 strategically located facilities across the country. American Color facilities and American Color Graphics plants are linked by a state-of-the-art digital communications network to provide instantaneous delivery of prepress materials from coast to coast.




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


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             ACG HOLDINGS, INC.
                                             AMERICAN COLOR GRAPHICS, INC.



Date:  February 4, 1999                      By: /s/Joseph M.Milano
                                                 --------------------------
                                             Joseph M. Milano
                                             Executive Vice President and
                                             Chief Financial Officer



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